Prospectus Supplement	July 12, 2016

Putnam Voyager Fund
Prospectus dated November 30, 2015

The closing of the merger of Putnam Voyager Fund into Putnam Growth Opportunities Fund was originally scheduled to occur on or about July 15, 2016, subject to certain closing conditions. As certain of these closing conditions remain outstanding, the merger is being deferred until further notice.

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